UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________________

FORM 8-K

______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 5, 2015

PBF ENERGY INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
PBF Energy Inc. (the “Company”) on October 5, 2015, issued a press release announcing preliminary selected financial results for its third quarter ended September 30, 2015. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information above is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this Current Report, including the press release, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.
Item 9.01 Financial Statement and Exhibits

(d) Exhibits

99.1	Press release announcing preliminary selected third quarter financial results issued on October 5, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2015

PBF Energy Inc.
(Registrant)

By:	/s/ Erik Young
Name:	Erik Young
Title:	Senior Vice President, Chief Financial
Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing preliminary selected third quarter financial results issued on October 5, 2015